MAINSTAY FUNDS TRUST

MainStay MacKay Small Cap Core Fund (the “Fund”)

(Formerly the MainStay Epoch U.S. Small Cap Fund)

Supplement dated May 20, 2019 (“Supplement”)

to the Prospectus dated February 28, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the section of the Prospectus entitled “Fair Valuation and Portfolio Holdings Disclosure – Portfolio Holdings Information” is amended to state that the portfolio holdings of the Fund will be made public on the MainStay Funds' website at nylinvestments.com/funds 30 days after month end.

Accordingly, the fourth paragraph of the “Fair Valuation and Portfolio Holdings Disclosure – Portfolio Holdings Information” section of the Prospectus is deleted in its entirety and replaced with the following:

The portfolio holdings for MainStay Epoch Capital Growth Fund, MainStay Epoch Global Equity Yield Fund, MainStay Epoch International Choice Fund, MainStay Epoch U.S. All Cap Fund, and MainStay Epoch U.S. Equity Yield Fund will be made public 15 days after month end.